UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2012

Prosperity bancshares, inc.

(Exact name of registrant as specified in its charter)

Texas	1-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

Due to a filing error, the original Form 8-K was misfiled under Items 8.01 and 9.01. The Form 8-K and the exhibits thereto should have been furnished to the Securities and Exchange Commission under Items 2.02 and 9.01.  This amendment on Form 8-K/A amends and replaces in its entirety the original Form 8-K filed on April 27, 2012.

Item 2.02          Results of Operations and Financial Condition.

On April 27, 2012, Prosperity Bancshares, Inc. publicly disseminated a press release announcing its financial results for the first quarter ending March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Prosperity Bancshares, Inc. dated April 27, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.
(Registrant)

Dated: April 27, 2012	By:
/s/ James D. Rollins III
President and Chief Operating Officer

exhibit index

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Prosperity Bancshares, Inc. dated April 27, 2012.